Exhibit 99.1

KELLY SERVICES® REPORTS
THIRD QUARTER EARNINGS
Financial Highlights

•	Q3 revenue up 1.0%; up 1.9% in constant currency

•	Q3 operating earnings up 21% from last year

•	Q3 earnings per share of $0.84, or $0.56 on an adjusted basis, compared to $0.58 last year

TROY, MI (November 7, 2018) -- Kelly Services (Nasdaq: KELYA) (Nasdaq: KELYB), a global leader in providing workforce solutions, today announced results for the third quarter of 2018.

George S. Corona, President and Chief Executive Officer, announced revenue for the third quarter of 2018 totaled $1.3 billion, a 1.0% increase, or 1.9% in constant currency, compared to the corresponding quarter of 2017.

Earnings from operations for the third quarter of 2018 totaled $21.9 million, compared to the $18.2 million reported for the third quarter of 2017.

Diluted earnings per share in the third quarter of 2018 were $0.84 compared to earnings per share of $0.58 in the third quarter of 2017. Included in earnings per share in the third quarter of 2018 is the favorable impact of $0.28 due to the non-cash after-tax gain on our investment in Persol Holdings common stock. Effective in 2018, changes in the fair value of our investment in Persol Holdings common stock are reflected as gains or losses on our Consolidated Statement of Earnings below earnings from operations. Adjusted for the gain on Persol Holdings common stock net of tax, diluted earnings per share for the quarter were $0.56.

“The company performed well in the third quarter despite the continuing tight labor market,” said Kelly Services President and CEO George S. Corona. “Our teams are working on new and innovative ways to close the labor supply gap and we are taking the actions necessary to deliver on the bottom line while continuing to invest in technology for our future. Given the current economic environment we will carefully manage our business with a focus on adding value to our clients and improving our profitability,” he said.

Kelly also reported that on November 7, its board of directors declared a dividend of $0.075 per share. The dividend is payable December 6, 2018 to shareholders of record as of the close of business on November 21, 2018.

In conjunction with its third quarter earnings release, Kelly Services has published a financial presentation on the Investor Relations page of our public website and will host a conference call at 9:00 a.m. (ET) on November 7 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
Kellyservices.com

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254
The pass code is Kelly Services

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including PersolKelly Asia Pacific, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyber attacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology projects, our ability to maintain adequate financial and management processes and controls, risk of potential impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), competition law risks, the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward-looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

As a global leader in providing workforce solutions, Kelly Services, Inc. (Nasdaq: KELYA, KELYB) and its subsidiaries, offer a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis. Kelly® directly employs nearly 500,000 people around the world in addition to having a role in connecting thousands more with work through its global network of talent suppliers and partners. Revenue in 2017 was $5.4 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, and Twitter.

KLYA-FIN

# # #

ANALYST & MEDIA CONTACT:
James Polehna
(248) 244-4586
james_polehna@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED SEPTEMBER 30, 2018 AND OCTOBER 1, 2017
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2018	2017	Change		Change	Change

Revenue from services	$1,342.4	$1,328.8	$13.6		1.0%	1.9%

Cost of services	1,103.3	1,098.1	5.2		0.5

Gross profit	239.1	230.7	8.4		3.6	4.5

Selling, general and administrative expenses	217.2	212.5	4.7		2.2	3.0

Earnings from operations	21.9	18.2	3.7		20.6

Gain on investment in Persol Holdings	15.8	—	15.8		100.0

Other expense, net	(0.7)	(0.4)	(0.3)		(74.3)

Earnings before taxes and equity in net earnings (loss) of affiliate	37.0	17.8	19.2		108.2

Income tax expense (benefit)	5.9	(4.1)	10.0		246.4

Net earnings before equity in net earnings (loss) of affiliate	31.1	21.9	9.2		42.0

Equity in net earnings (loss) of affiliate	2.0	1.1	0.9		80.5

Net earnings	$33.1	$23.0	$10.1		43.9%

Basic earnings per share	$0.84	$0.59	$0.25		42.4%
Diluted earnings per share	$0.84	$0.58	$0.26		44.8%

STATISTICS:

Permanent placement income (included in revenue from services)	$18.4	$14.2	$4.2		30.2%	32.4%

Gross profit rate	17.8%	17.4%	0.4	pts.

Conversion rate	9.2	7.9	1.3

% Return:
Earnings from operations	1.6	1.4	0.2
Net earnings	2.5	1.7	0.8

Effective income tax rate	16.1%	(22.9)%	39.0	pts.

Average number of shares outstanding (millions):
Basic	38.8	38.3
Diluted	38.9	38.8

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 39 WEEKS ENDED SEPTEMBER 30, 2018 AND OCTOBER 1, 2017
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2018	2017	Change		Change	Change

Revenue from services	$4,099.2	$3,952.1	$147.1		3.7%	2.8%

Cost of services	3,381.4	3,261.0	120.4		3.7

Gross profit	717.8	691.1	26.7		3.9	3.1

Selling, general and administrative expenses	663.5	636.2	27.3		4.3	3.6

Earnings from operations	54.3	54.9	(0.6)		(1.0)

Loss on investment in Persol Holdings	(13.0)	—	(13.0)		(100.0)

Other expense, net	(1.8)	(2.5)	0.7		29.3

Earnings before taxes and equity in net earnings (loss) of affiliate	39.5	52.4	(12.9)		(24.4)

Income tax (benefit) expense	(3.3)	0.1	(3.4)		NM

Net earnings before equity in net earnings (loss) of affiliate	42.8	52.3	(9.5)		(18.0)

Equity in net earnings (loss) of affiliate	4.0	1.6	2.4		143.5

Net earnings	$46.8	$53.9	$(7.1)		(13.0)%

Basic earnings per share	$1.20	$1.38	$(0.18)		(13.0)%
Diluted earnings per share	$1.19	$1.37	$(0.18)		(13.1)%

STATISTICS:

Permanent placement income (included in revenue from services)	$52.3	$41.4	$10.9		26.4%	24.6%

Gross profit rate	17.5%	17.5%	—	pts.

Conversion rate	7.6	7.9	(0.3)

% Return:
Earnings from operations	1.3	1.4	(0.1)
Net earnings	1.1	1.4	(0.3)

Effective income tax rate	(8.2)%	0.2%	(8.4)	pts.

Average number of shares outstanding (millions):
Basic	38.7	38.3
Diluted	38.8	38.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter

			%		CC %
	2018	2017	Change		Change
AMERICAS STAFFING
Revenue from services	$561.8	$554.8	1.3%		2.0%
Gross profit	106.0	98.8	7.3		7.9
Total SG&A expenses	91.2	85.5	6.6		7.3
Earnings from operations	14.8	13.3	11.3

Gross profit rate	18.9%	17.8%	1.1	pts.
Conversion rate	14.0	13.5	0.5
Return on sales	2.6	2.4	0.2

GLOBAL TALENT SOLUTIONS
Revenue from services	$507.6	$503.0	0.9%		1.2%
Gross profit	97.3	93.0	4.6		5.1
Total SG&A expenses	73.2	72.2	1.5		1.9
Earnings from operations	24.1	20.8	15.7

Gross profit rate	19.2%	18.5%	0.7	pts.
Conversion rate	24.7	22.4	2.3
Return on sales	4.7	4.1	0.6

INTERNATIONAL STAFFING
Revenue from services	$277.2	$275.6	0.6%		2.8%
Gross profit	36.4	39.5	(7.8)		(5.6)
Total SG&A expenses	31.6	32.3	(2.7)		(0.3)
Earnings from operations	4.8	7.2	(31.1)

Gross profit rate	13.2%	14.3%	(1.1)	pts.
Conversion rate	13.5	18.0	(4.5)
Return on sales	1.8	2.6	(0.8)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date

			%		CC %
	2018	2017	Change		Change
AMERICAS STAFFING
Revenue from services	$1,770.1	$1,703.5	3.9%		4.1%
Gross profit	322.5	307.9	4.7		4.9
SG&A expenses excluding restructuring charges	273.8	252.6	8.4		8.6
Restructuring charges	—	0.4	(100.0)		(100.0)
Total SG&A expenses	273.8	253.0	8.2		8.4
Earnings from operations	48.7	54.9	(11.4)
Earnings from operations excluding restructuring charges	48.7	55.3	(12.0)

Gross profit rate	18.2%	18.1%	0.1	pts.
Conversion rate	15.1	17.8	(2.7)
Conversion rate excluding restructuring charges	15.1	18.0	(2.9)
Return on sales	2.8	3.2	(0.4)
Return on sales excluding restructuring charges	2.8	3.2	(0.4)

GLOBAL TALENT SOLUTIONS
Revenue from services	$1,494.1	$1,495.8	(0.1)%		(0.3)%
Gross profit	281.8	272.2	3.6		3.2
SG&A expenses excluding restructuring charges	224.0	218.8	2.4		2.0
Restructuring charges	—	2.0	(100.0)		(100.0)
Total SG&A expenses	224.0	220.8	1.5		1.0
Earnings from operations	57.8	51.4	12.5
Earnings from operations excluding restructuring charges	57.8	53.4	8.3

Gross profit rate	18.9%	18.2%	0.7	pts.
Conversion rate	20.5	18.9	1.6
Conversion rate excluding restructuring charges	20.5	19.6	0.9
Return on sales	3.9	3.4	0.5
Return on sales excluding restructuring charges	3.9	3.6	0.3

INTERNATIONAL STAFFING
Revenue from services	$848.5	$766.0	10.8%		5.9%
Gross profit	115.4	112.7	2.3		(2.1)
Total SG&A expenses	99.2	96.2	3.0		(1.0)
Earnings from operations	16.2	16.5	(1.4)

Gross profit rate	13.6%	14.7%	(1.1)	pts.
Conversion rate	14.1	14.6	(0.5)
Return on sales	1.9	2.2	(0.3)

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	September 30, 2018	Dec. 31, 2017	October 1, 2017
Current Assets
Cash and equivalents	$20.8	$32.5	$22.2
Trade accounts receivable, less allowances of
$12.4, $12.9, and $13.1 respectively	1,294.0	1,286.7	1,271.7
Prepaid expenses and other current assets	68.0	65.1	70.0
Total current assets	1,382.8	1,384.3	1,363.9

Noncurrent Assets
Property and equipment, net	85.0	86.1	81.4
Deferred taxes	196.5	183.4	192.0
Goodwill	107.3	107.1	107.1
Investment in Persol Holdings	213.6	228.1	212.4
Investment in equity affiliate	120.3	117.4	116.4
Other assets	287.6	271.8	263.5
Total noncurrent assets	1,010.3	993.9	972.8

Total Assets	$2,393.1	$2,378.2	$2,336.7

Current Liabilities
Short-term borrowings	$8.1	$10.2	$23.9
Accounts payable and accrued liabilities	497.0	537.7	496.1
Accrued payroll and related taxes	304.7	287.4	312.6
Accrued insurance	25.9	25.7	25.6
Income and other taxes	66.5	65.2	60.0
Total current liabilities	902.2	926.2	918.2

Noncurrent Liabilities
Accrued insurance	50.2	49.9	49.7
Accrued retirement benefits	186.9	178.1	175.0
Other long-term liabilities	68.0	72.5	66.8
Total noncurrent liabilities	305.1	300.5	291.5

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(27.3)	(35.2)	(35.2)
Paid-in capital	25.0	32.2	30.0
Earnings invested in the business	1,165.0	983.6	968.8
Accumulated other comprehensive income	(17.0)	130.8	123.3
Total stockholders' equity	1,185.8	1,151.5	1,127.0

Total Liabilities and Stockholders' Equity	$2,393.1	$2,378.2	$2,336.7

STATISTICS:
Working Capital	$480.6	$458.1	$445.7
Current Ratio	1.5	1.5	1.5
Debt-to-capital %	0.7%	0.9%	2.1%
Global Days Sales Outstanding	58	55	58
Year-to-Date Free Cash Flow	$15.4	$46.2	$18.3

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 39 WEEKS ENDED SEPTEMBER 30, 2018 AND OCTOBER 1, 2017
(UNAUDITED)
(In millions of dollars)

	2018	2017
Cash flows from operating activities:
Net earnings	$46.8	$53.9
Noncash adjustments:
Depreciation and amortization	19.5	16.5
Provision for bad debts	1.3	3.6
Stock-based compensation	6.7	6.8
Loss on investment in Persol Holdings	13.0	—
Other, net	(5.0)	(2.3)
Changes in operating assets and liabilities, net of acquisition	(49.0)	(45.5)

Net cash from operating activities	33.3	33.0

Cash flows from investing activities:
Capital expenditures	(17.9)	(14.7)
Acquisition of company, net of cash received	—	(37.2)
Investment in equity securities	(5.0)	—
(Loan to) proceeds from repayment of loan to equity affiliate	(2.9)	0.6
Other investing activities	(0.8)	—

Net cash used in investing activities	(26.6)	(51.3)

Cash flows from financing activities:
Net change in short-term borrowings	(1.9)	23.9
Dividend payments	(8.8)	(8.7)
Payments of tax withholding for stock awards	(6.3)	(1.7)
Other financing activities	—	(0.1)

Net cash (used in) from financing activities	(17.0)	13.4

Effect of exchange rates on cash, cash equivalents and restricted cash	(0.7)	(2.3)

Net change in cash, cash equivalents and restricted cash	(11.0)	(7.2)
Cash, cash equivalents and restricted cash at beginning of period	36.9	34.3

Cash, cash equivalents and restricted cash at end of period	$25.9	$27.1

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Third Quarter (Americas, International and GTS)

			%	CC %
	2018	2017	Change	Change

Americas
United States	$942.5	$941.1	0.1%	0.1%
Canada	37.0	37.1	(0.2)	4.0
Mexico	32.3	32.9	(1.9)	4.3
Puerto Rico	28.2	15.9	77.0	77.0
Brazil	8.1	12.3	(33.9)	(20.8)
Total Americas	1,048.1	1,039.3	0.8	1.3

EMEA
France	68.8	73.0	(5.6)	(4.7)
Switzerland	53.8	59.1	(9.0)	(7.0)
Portugal	48.2	46.0	4.5	5.5
United Kingdom	28.1	23.3	20.4	20.9
Russia	24.0	22.5	7.0	19.3
Italy	18.3	15.9	15.3	16.5
Germany	13.8	15.5	(10.3)	(9.4)
Ireland	11.3	8.3	36.7	38.2
Norway	8.8	8.9	(1.7)	1.8
Other	13.0	12.1	7.0	9.3
Total EMEA	288.1	284.6	1.3	3.5

Total APAC	6.2	4.9	28.9	37.5

Total Kelly Services, Inc.	$1,342.4	$1,328.8	1.0%	1.9%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	September Year to Date (Americas, International and GTS)

			%	CC %
	2018	2017	Change	Change

Americas
United States	$2,898.4	$2,866.8	1.1%	1.1%
Canada	107.6	105.8	1.7	0.3
Mexico	92.7	85.0	9.1	10.5
Puerto Rico	74.2	51.2	45.0	45.0
Brazil	26.6	38.3	(30.6)	(23.9)
Total Americas	3,199.5	3,147.1	1.7	1.7

EMEA
France	212.7	202.1	5.3	(1.8)
Switzerland	156.3	161.3	(3.1)	(4.0)
Portugal	150.5	124.0	21.3	13.1
United Kingdom	85.6	64.3	33.1	25.7
Russia	75.7	69.3	9.3	15.4
Italy	58.1	45.3	28.4	19.8
Germany	45.0	43.3	4.0	(3.3)
Ireland	34.3	23.4	46.4	36.8
Norway	26.4	24.9	5.8	2.6
Other	38.2	33.5	13.9	7.2
Total EMEA	882.8	791.4	11.6	6.6

Total APAC	16.9	13.6	24.5	25.6

Total Kelly Services, Inc.	$4,099.2	$3,952.1	3.7%	2.8%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars except per share data)

	Third Quarter		September Year to Date
	2018	2017	2018	2017

Earnings from operations	$21.9	$18.2	$54.3	$54.9
Restructuring charges (Note 1)	—	—	—	2.4
Adjusted earnings from operations	$21.9	$18.2	$54.3	$57.3

	Third Quarter		September Year to Date
	2018	2017	2018	2017
Income tax expense (benefit)	$5.9	$(4.1)	$(3.3)	$0.1
Tax (expense) benefit on investment in Persol Holdings (Note 2)	(4.9)	—	4.0	—
Tax expense on restructuring charges (Note 1)	—	—	—	0.7
Adjusted income tax expense (benefit)	$1.0	$(4.1)	$0.7	$0.8

	Third Quarter		September Year to Date
	2018	2017	2018	2017

Net earnings	$33.1	$23.0	$46.8	$53.9
(Gain) loss on investment in Persol Holdings, net of taxes (Note 2)	(10.9)	—	9.0	—
Restructuring charges, net of taxes (Note 1)	—	—	—	1.7
Adjusted net earnings	$22.2	$23.0	$55.8	$55.6

	Third Quarter		September Year to Date
	2018	2017	2018	2017
	Per Share		Per Share
Net earnings	$0.84	$0.58	$1.19	$1.37
(Gain) loss on investment in Persol Holdings, net of taxes (Note 2)	(0.28)	—	0.23	—
Restructuring charges, net of taxes (Note 1)	—	—	—	0.04
Adjusted net earnings	$0.56	$0.58	$1.42	$1.41

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2017 restructuring charges and 2018 gain/loss on investment in Persol Holdings is useful to understand the Company's fiscal 2018 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Restructuring charges in 2017 represent costs related primarily to optimizing our GTS service delivery models to deliver expected cost savings.

(2) The gains and losses on the investment in Persol Holdings in 2018 represent the change in fair value of the investment during the period presented and the related tax expense and benefit.